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                                                                   Exhibit 99.1

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                              SCHEDULE II - VALUATION AND QUALIFYING ACCOUNTS
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                 Column A                      Column B         Column C         Column D         Column E
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                                                               ADDITIONS        DEDUCTIONS
                                                               ---------        ----------
                                               Balance         Charged to                         Balance
                                             at Beginning      Costs and                           at End
               Description                    of Period         Expenses         Describe        of Period
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
Year ended December 31, 1998:
   Deducted from asset accounts
      Allowance for doubtful accounts         $5,000             $ --             $ --             $5,000
                                              -----------------------------------------------------------

         Total                                $5,000             $ --             $ --             $5,000
                                              -----------------------------------------------------------
                                              -----------------------------------------------------------

Year ended December 31, 1997:
   Deducted from asset accounts
      Allowance for doubtful accounts         $5,000             $ --             $ --             $5,000
                                              -----------------------------------------------------------
         Total                                $5,000             $ --             $ --             $5,000
                                              -----------------------------------------------------------
                                              -----------------------------------------------------------

Year ended December 31, 1996:
   Deducted from asset accounts
      Allowance for doubtful accounts         $5,000             $ --             $ --             $5,000
                                              -----------------------------------------------------------
         Total                                $5,000             $ --             $ --             $5,000
                                              -----------------------------------------------------------
                                              -----------------------------------------------------------

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